UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 19, 2010

Bar Harbor Bankshares
(Exact Name of Registrant as Specified in Its Charter)

Maine
(State or Other Jurisdiction of Incorporation)

841105-D                             01-0393663
(Commission File Number) (IRS Employer Identification No.)

P.O. Box 400
Main Street, Bar Harbor, ME       04609-0400
(Address of Principal Executive Offices) (Zip Code)

(207) 288-3314
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Bar Harbor Bankshares issued a press release today announcing, that its Board of Directors declared a regular quarterly cash dividend of 26.0 cents per share of common stock. The dividend will be payable to all shareholders of record as of the close of business February 16, 2010, and will be paid on March 15, 2010. A copy of the Company’s press release is filed with this current report as an exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

            (d)     Exhibits No. Description

                    99.1     Copy of Company’s press release dated January 19, 2010 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2010

BAR HARBOR BANKSHARES

 /s/ Gerald Shencavitz

Gerald Shencavitz
EVP and Chief Financial Officer

EXHIBIT INDEX

99.1 Press Release dated January 19, 2010